UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 1, 2017

Date of Report (Date of earliest event reported)

MODEL N, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Seaport Boulevard, Suite 400 Pacific Shores Center – Building 6 South Redwood City, California 94063
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 610-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 6, 2017, Model N, Inc. issued a press release announcing its financial results for the first quarter fiscal year 2017, which ended December 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 2.02 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of February 1, 2017, the Company entered into a Change in Control and Severance Agreement (the “Severance Agreement”) with certain of its executive officers, including Mark Tisdel, the Company’s Chief Financial Officer. The Severance Agreements provide the following benefits, in exchange for a customary release of claims, upon a qualifying termination, which means a termination by us without “cause” or a termination by the executive for “good reason,” outside of a “change in control” (each as defined in the Severance Agreements): (i) a lump sum severance payment of six months of base salary and (ii) payment of premiums for continued medical benefits (or equivalent cash payment if applicable law so requires) for up to six months. If the executive officer is subject to a qualifying termination within the 12 months following a change in control, the Severance Agreements provide the following benefits to such individual in exchange for a customary release of claims: (i) a lump sum severance payment of six months of base salary, (ii) 100% acceleration of any then-unvested equity awards and (iii) payment of premiums for continued medical benefits (or equivalent cash payment if applicable law so requires) for up to six months.

The foregoing description of the Severance Agreements is a summary, is not complete, and is qualified in its entirety by reference to the full text of the Severance Agreement, the form of which is filed as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

10.1	Form of Change in Control and Severance Agreement.
99.1	Press Release entitled “Model N Announces First Quarter of Fiscal Year 2017 Financial Results,” dated February 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEL N, INC.
(Registrant)

By:	/s/ Mark Tisdel
Mark Tisdel
Senior Vice President and Chief Financial Officer

Date: February 6, 2017

Exhibit Index

Exhibit Number	Description

10.1	Form of Change in Control and Severance Agreement.
99.1	Press Release entitled “Model N Announces First Quarter of Fiscal Year 2017 Financial Results,” dated February 6, 2017.